                                                                    Exhibit 99.1

                        CERTIFICATION OF PERIODIC REPORT

I, Darryl R. Cohen, President and Chief Executive Officer of Medix Resources,
Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, 18 U.S.C. Section 1350, that:

(1)   the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act
      of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
      Company.

Dated: November 7, 2002

                                              /s/Darryl R. Cohen
                                                 Darryl R. Cohen
                                              President and Chief Executive
                                              Officer